Avid Technology, Inc.
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                         Nonstatutory Stock Option Grant
                              Terms and Conditions
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                        (Form for Non-Employee Directors)
                        ---------------------------------


1. Grant of Option. Avid Technology, Inc., a Delaware corporation (the "Company"), has granted to the Optionee identified in the attached Notice of Stock Option Grant (the "Notice") an option pursuant to the Company's Stock Plan identified in the Notice (the "Plan") to purchase a total number of shares as identified in the Notice (the "Shares") of common stock, $0.01 par value per share, of the Company ("Common Stock") at the price per share and subject to the terms and conditions set forth herein and in the Notice and the Plan.

       It is intended that the option evidenced hereby shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Optionee," as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) and 424(f) of the Code.

2. Vesting Schedule. Except as otherwise provided herein, this option may be exercised in whole or in part prior to the tenth anniversary (the "Final Exercise Date") of the date of grant as indicated in the Notice (the "Grant Date"), subject to the vesting schedule provided in the Notice. The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.     Exercise of Option.

       (a) Form of Exercise. Each election to exercise this option shall be in a manner as determined by the Company from time to time and shall be accompanied by payment in full in accordance with Section 4 below. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

       (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the Grant Date, a member of the Company's Board of Directors (an "Eligible Optionee").

       (c) Termination of Relationship with the Company. If the Optionee ceases to be an Eligible Optionee for any reason, then, except as provided in paragraph (e) below, the right to exercise this option shall terminate three


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months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Optionee, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any confidentiality and nondisclosure agreement or other similar agreement between the Optionee and the Company, the right to exercise this option shall terminate immediately upon such violation.

       (d) Acceleration. This option shall become exercisable in full if, while the Optionee is an Eligible Optionee and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, the Optionee dies, becomes disabled (within the meaning of Section 22(e)(3) of the Code), retires following at least 10 years of service as a member of the Company's Board of Directors (the "Board") or reaches mandatory retirement age, provided that this option shall not be exercisable after the Final Exercise Date. For purposes of this Section 3(d), "mandatory retirement age" shall mean the age of the Optionee at the time the Optionee is no longer eligible to stand for re-election to the Board as set forth in the Company's Corporate Governance Guidelines.

       (e) Discharge for Cause. If the Optionee, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Optionee or willful failure by the Optionee to perform his or her responsibilities to the Company (including, without limitation, breach by the Optionee of any provision of any nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive. The Optionee shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Optionee's resignation, that discharge for cause was warranted.

4. Payment of Purchase Price. Common Stock purchased upon the exercise of this option shall be paid for as follows:

       (a) in cash or by check, payable to the order of the Company;

       (b) with the prior consent of the Company (which may be withheld in its sole discretion), by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or
(ii) delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

       (c) if the Common Stock is registered under the Securities Exchange Act of 1934, by delivery of shares of Common Stock owned by the Optionee valued at their fair market value ("Fair Market Value") as determined by (or in a manner approved by) the Board , provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Optionee for six months or such other minimum period of time, if any, as may be established by the Board in its discretion and (iii)


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such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

       (d) to the extent permitted by applicable law and by the Board, by payment of such other lawful consideration as the Board may determine; or

       (e) by any combination of the above permitted forms of payment.

5. Tax Matters. The Optionee shall be solely responsible for the payment of any federal, state or local taxes required by law to be paid in connection with this option.

6. Nontransferability of Option. This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and, during the lifetime of the Optionee, this option shall be exercisable only by the Optionee.

7. Provisions of the Plan. This option is subject to the provisions of the Plan, a copy of which is furnished to the Optionee with this option.

8.     Miscellaneous.

       (a) Governing Law. This option shall be governed by and construed in accordance with the laws of the State of Delaware without regard to applicable conflicts of laws.

       (b) Severability. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and each such other provision shall be severable and enforceable to the extent permitted by law.

       (c) Binding Effect. These terms and conditions shall be binding upon and inure to the benefit of the Company and the Optionee and their respective heirs, executors, administrators, legal representatives, successors and assigns.

       (d) Entire Agreement. These terms and conditions, the attached Notice and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

       (e) Amendment. These terms and conditions may only be amended or modified in accordance with the Plan.

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                              Avid Technology, Inc.

                         Notice of Grant of Stock Option

                            to Non-Employee Directors

[NAME]




Dear ___________,

Effective_____________ (the "Grant Date"), you have been granted a stock option to buy ______ shares of common stock of Avid Technology, Inc. (the "Company") at an exercise price of $____ per share.

Shares in each period will become fully vested on the date shown.

------------------- ------------------- ------------------- --------------------
Number of Shares    Vest Type           Full Vest           Expiration
------------------- ------------------- ------------------- --------------------

------------------- ------------------- ------------------- --------------------


By your signature and the Company's signature below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2005 Stock Incentive Plan (as amended from time to time) and the attached Terms and Conditions.


AVID TECHNOLOGY, INC.

By _______________________________          Date _______________________



__________________________________          Date _______________________
Member of the Board of Directors


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